Exhibit 99.2

CHARLES RIVER ASSOCIATES (CRA)
FOURTH QUARTER AND FISCAL YEAR 2024
EARNINGS ANNOUNCEMENT
PREPARED CFO REMARKS
CRA is providing these prepared remarks by CFO Dan Mahoney in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.
As previously announced, the conference call will be held February 20, 2025 at 10:00 a.m. ET. These prepared remarks will not be read on the call.
Q4 Fiscal 2024 Summary (Quarter ended December 28, 2024)
•Revenue: $176.4 million
•Net income: $15.0 million, or 8.5% of revenue; non-GAAP net income: $14.0 million, or 7.9% of revenue
•Net income per diluted share: $2.18; and non-GAAP net income per diluted share: $2.03
•Operating margin: 12.2%; non-GAAP operating margin: 12.1%
•Non-GAAP EBITDA: $24.4 million, or 13.9% of revenue
•Effective tax rate: 30.6%; non-GAAP effective tax rate: 30.9%
•Utilization: 78%
•Consultant headcount at the end of Q4 of fiscal 2024: 946, which consists of 151 officers, 552 other senior staff and 243 junior staff
•Cash and cash equivalents: $26.7 million at December 28, 2024
•Revolving credit facility borrowing capacity: $196.0 million at December 28, 2024

Fiscal Year 2024 Summary (Fiscal Year ended December 28, 2024)
•Revenue: $687.4 million
•Net income: $46.7 million, or 6.8% of revenue; non-GAAP net income: $52.6 million, or 7.7% of revenue
•Net income per diluted share: $6.74; non-GAAP net income per diluted share: $7.60
•Operating margin: 10.3%; non-GAAP operating margin: 11.5%
•Non-GAAP EBITDA: $90.4 million, or 13.2% of revenue
•Effective tax rate: 29.6% ; non-GAAP effective tax rate: 29.2%
•Utilization: 75%

Revenue
For Q4 of fiscal 2024, revenue was $176.4 million, compared with $161.6 million for Q4 of fiscal 2023.

For the full year fiscal 2024, revenue was $687.4 million, compared with $624.0 million for the full year fiscal 2023.

Headcount
The following table outlines CRA’s consultant headcount at the end of the stated quarters:

	Q4 2024	Q3 2024	Q2 2024	Q1 2024	Q4 2023
Officers	151	156	157	158	156
Other Senior Staff	552	560	531	544	527
Junior Staff	243	262	280	295	321
Total	946	978	968	997	1,004
Utilization
For Q4 of fiscal 2024, company-wide utilization was 78%, compared with 73% for Q4 of fiscal 2023.
For the full year fiscal 2024, company-wide utilization was 75%, compared with 70% for the full year fiscal 2023.
Client Reimbursables
For Q4 of fiscal 2024, client reimbursables were $17.7 million, or 10.0% of revenue, compared with $16.1 million, or 10.0% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, client reimbursables were $65.7 million, or 9.6% of revenue, compared with $65.3 million, or 10.5% of revenue, for the full year fiscal 2023.
Selling, General and Administrative (SG&A) Expenses
For Q4 of fiscal 2024, SG&A expenses were $31.3 million, or 17.7% of revenue, compared with $29.0 million, or 17.9% of revenue, for Q4 of fiscal 2023. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 1.8% of revenue for Q4 of fiscal 2024, compared with 1.9% in Q4 of fiscal 2023. Excluding these commissions, SG&A expenses were 15.9% of revenue for Q4 of fiscal 2024, compared with 16.1% in Q4 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
SG&A expenses	$31,266	17.7%	$28,979	17.9%
Less: commissions to non-employee experts	3,192	1.8%	3,038	1.9%
SG&A expenses excluding commissions	$28,074	15.9%	$25,941	16.1%
For the full year fiscal 2024, SG&A expenses were $125.1 million, or 18.2% of revenue, compared with $115.1 million, or 18.4% of revenue, for the full year fiscal 2023. Commissions to non-employee experts are included in SG&A expenses. These commissions represented approximately 2.1% of revenue for full year fiscal 2024, compared with 2.2% in full year fiscal 2023. Excluding these commissions, SG&A expenses were 16.1% of revenue for the full year fiscal 2024, compared with 16.2% for the full year fiscal 2023.

	Fiscal Year Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
SG&A expenses	$125,050	18.2%	$115,116	18.4%
Less: commissions to non-employee experts	14,642	2.1%	13,985	2.2%
SG&A expenses excluding commissions	$110,408	16.1%	$101,131	16.2%
Depreciation & Amortization
For Q4 of fiscal 2024, depreciation and amortization expenses amounted to $3.2 million, or 1.8% of revenue, compared with $2.8 million, or 1.7% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, depreciation and amortization expenses amounted to $11.7 million, or 1.7% of revenue, compared with $11.6 million, or 1.9% of revenue, for the full year fiscal 2023.
Forgivable Loan Amortization
For Q4 of fiscal 2024, forgivable loan amortization was $9.7 million, or 5.5% of revenue, compared with $9.5 million, or 5.9% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, forgivable loan amortization was $42.0 million, or 6.1% of revenue, compared with $37.4 million, or 6.0% of revenue, for the full year fiscal 2023.

Share-Based Compensation Expense
For Q4 of fiscal 2024, share-based compensation expense was approximately $1.5 million, or 0.9% of revenue, compared with $1.4 million, or 0.9% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, share-based compensation expense was approximately $5.3 million, or 0.8% of revenue, compared with $4.4 million, or 0.7% of revenue, for the full year fiscal 2023.
Operating Income
For Q4 of fiscal 2024, income from operations was $21.5 million, or 12.2% of revenue, compared with income from operations of $17.1 million, or 10.6% of revenue, for Q4 of fiscal 2023. Non-GAAP income from operations was $21.3 million, or 12.1% of revenue, for Q4 of fiscal 2024, compared with $16.2 million, or 10.0% of revenue, for Q4 of fiscal 2023.

	Fiscal Quarter Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Income from operations	$21,454	12.2%	$17,145	10.6%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	(190)	(0.1)%	(918)	(0.6)%
Non-GAAP income from operations	$21,264	12.1%	$16,227	10.0%
For the full year fiscal 2024, income from operations was $70.8 million, or 10.3% of revenue, compared with income from operations of $57.5 million, or 9.2% of revenue, for the full year fiscal 2023. Non-GAAP income from operations was $78.7 million, or 11.5% of revenue, for the full year fiscal 2024, compared with $56.7 million, or 9.1% of revenue, for the full year fiscal 2023.

	Fiscal Year Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Income from operations	$70,751	10.3%	$57,545	9.2%
Adjustments needed to reconcile GAAP income from operations to non-GAAP income from operations:
Non-cash valuation change in contingent consideration	(190)	—%	(866)	(0.1)%
Restructuring (1)	8,176	1.2%	—	—%
Acquisition-related costs	—	—%	22	—%
Non-GAAP income from operations	$78,737	11.5%	$56,701	9.1%

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.
Interest Income (Expense), net
For Q4 of fiscal 2024, net interest expense was $1.0 million, or 0.6% of revenue, compared with net interest expense of $0.6 million, or 0.4% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, net interest expense was $4.4 million, or 0.6% of revenue, compared with net interest expense of $3.8 million, or 0.6% of revenue, for the full year fiscal 2023.
Foreign Currency Gains (Losses), net
For Q4 of fiscal 2024, net foreign currency gains were $1.1 million, or 0.6% of revenue, compared with net foreign currency losses of $1.0 million, or 0.6% of revenue, for Q4 of fiscal 2023.
For the full year fiscal 2024, net foreign currency losses were $0.1 million, or less than 0.1% of revenue, compared with net foreign currency losses of $1.4 million, or 0.2% of revenue, for the full year fiscal 2023.
Foreign currency gains (losses), net, is comprised of net gains and losses on foreign denominated transactions and the revaluation of working capital balances.

Income Taxes
The following table outlines CRA’s income tax provision recorded and the resulting effective tax rates:

	GAAP		Non-GAAP
	Fiscal Quarter Ended		Fiscal Quarter Ended
$ in 000’s	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Tax Provision	$6,599	$4,099	$6,259	$4,086
Effective Tax Rate	30.6%	26.3%	30.9%	26.1%

	GAAP		Non-GAAP
	Fiscal Year Ended		Fiscal Year Ended
$ in 000’s	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Tax Provision	$19,589	$13,807	$21,715	$13,932
Effective Tax Rate	29.6%	26.4%	29.2%	26.3%

	Fiscal Quarter Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Income before provision for income taxes	$21,586	12.2%	$15,558	9.6%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	(190)	(0.1)%	(918)	(0.6)%
Foreign currency (gains) losses, net	(1,145)	(0.6)%	987	0.6%
Non-GAAP income before provision for income taxes	$20,251	11.5%	$15,627	9.7%

GAAP provision for income taxes	$6,599		$4,099
Tax effect on non-GAAP adjustments	(340)		(13)
Non-GAAP provision for income taxes	$6,259		$4,086

	Fiscal Year Ended
$ in 000’s	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Income before provision for income taxes	$66,242	9.6%	$52,288	8.4%
Adjustments needed to reconcile GAAP income before provision for income taxes to non-GAAP income before provision for income taxes
Non-cash valuation change in contingent consideration	(190)	—%	(866)	(0.1)%
Restructuring (1)	8,176	1.2%	—	—%
Acquisition-related costs	—	—%	22	—%
Foreign currency (gains) losses, net	92	—%	1,445	0.2%
Non-GAAP income before provision for income taxes	$74,320	10.8%	$52,889	8.5%

GAAP provision for income taxes	$19,589		$13,807
Tax effect on non-GAAP adjustments	2,126		125
Non-GAAP provision for income taxes	$21,715		$13,932
Net Income
For Q4 of fiscal 2024, net income was $15.0 million, or 8.5% of revenue, or $2.18 per diluted share, compared with net income of $11.5 million, or 7.1% of revenue, or $1.62 per diluted share, for Q4 of fiscal 2023. Non-GAAP net income for Q4 of fiscal 2024 was $14.0 million, or 7.9% of revenue, or $2.03 per diluted share, compared with $11.5 million, or 7.1% of revenue, or $1.63 per diluted share, for Q4 of fiscal 2023.
For the full year fiscal 2024, net income was $46.7 million, or 6.8% of revenue, or $6.74 per diluted share, compared with net income of $38.5 million, or 6.2% of revenue, or $5.39 per diluted share, for the full year fiscal 2023. Non-GAAP net income for the full year fiscal 2024 was $52.6 million, or 7.7% of revenue, or $7.60 per diluted share, compared with $39.0 million, or 6.2% of revenue, or $5.46 per diluted share, for the full year fiscal 2023.
Non-GAAP EBITDA
For Q4 of fiscal 2024, non-GAAP EBITDA was $24.4 million, or 13.9% of revenue, compared with $19.0 million, or 11.8% of revenue, for Q4 of fiscal 2023.

For the full year fiscal 2024, non-GAAP EBITDA was $90.4 million, or 13.2% of revenue, compared with $68.3 million, or 10.9% of revenue, for the full year fiscal 2023.
Constant Currency Basis
For Q4 of fiscal 2024, revenue was $176.4 million, and net income was $15.0 million, or 8.5% of revenue, or $2.18 per diluted share. On a constant currency basis relative to Q4 of fiscal 2023, Q4 of fiscal 2024 revenue would have been lower by $0.6 million to $175.8 million; GAAP net income would have decreased by $0.1 million to $14.9 million, or 8.5% of revenue; and earnings per diluted share would have decreased by $0.01 to $2.17 per diluted share.
For Q4 of fiscal 2024, revenue was $176.4 million and non-GAAP net income was $14.0 million, or 7.9% of revenue, or $2.03 per diluted share. On a constant currency basis relative to Q4 of fiscal 2023, Q4 of fiscal 2024 revenue would have been lower by $0.6 million to $175.8 million, non-GAAP net income would have decreased by $0.1 million to $13.9 million, or 7.8% of revenue; non-GAAP earnings per diluted share would have decreased by $0.01 to $2.02 per diluted share; and non-GAAP EBITDA would have remained unchanged at $24.4 million, or 13.9% of revenue.
Full year fiscal 2024, revenue was $687.4 million, and net income was $46.7 million, or 6.8% of revenue, or $6.74 per diluted share. On a constant currency basis relative to full year fiscal 2023, full year fiscal 2024 revenue would have been lower by $2.2 million to $685.2 million; GAAP net income would have decreased by $0.4 million to $46.3 million, or 6.8% of revenue; and earnings per diluted share would have decreased by $0.05 to $6.69 per diluted share.
Full year fiscal 2024, revenue was $687.4 million and non-GAAP net income was $52.6 million, or 7.7% of revenue, or $7.60 per diluted share. On a constant currency basis relative to full year fiscal 2023, full year fiscal 2024 revenue would have been lower by $2.2 million to $685.2 million; non-GAAP net income would have decreased by $0.3 million to $52.3 million, or 7.6% of revenue; non-GAAP earnings per diluted share would have decreased by $0.05 to $7.55 per diluted share; and non-GAAP EBITDA would have decreased by $0.4 million to $90.0 million, or 13.1% of revenue.
A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.
Key Balance Sheet Metrics
Billed and unbilled receivables at December 28, 2024 were $219.5 million, compared with $199.6 million at December 30, 2023. Current liabilities at December 28, 2024 were $251.3 million, compared with $236.1 million at December 30, 2023.
Total Days Sales Outstanding, or DSO, for Q4 of fiscal 2024 was 106 days, consisting of 76 days of billed and 30 days of unbilled. This compares with 105 days reported for Q4 of fiscal 2023, consisting of 73 days of billed and 32 days of unbilled.
Cash and Cash Flow
Cash and cash equivalents were $26.7 million at December 28, 2024, compared with $45.6 million at December 30, 2023.
Net cash provided by operating activities for Q4 of fiscal 2024 was $79.4 million, compared with net cash provided by operating activities of $60.1 million for Q4 of fiscal 2023. For the full year fiscal 2024, net cash provided by operating activities was $49.7 million, compared with $60.1 million for the full year 2023.
As of December 28, 2024, and December 30, 2023, there were no outstanding borrowings under CRA’s revolving credit facility.
Capital expenditures totaled $10.6 million for Q4 of fiscal 2024, compared with $0.4 million for Q4 of fiscal 2023. Capital expenditures totaled $16.6 million during full year fiscal 2024, compared with $2.4 million during full year fiscal 2023.
During the full year fiscal 2024, approximately 206,000 shares of common stock were repurchased for $33.3 million, compared with the full year fiscal 2023 when approximately 296,000 shares of common stock repurchased for $31.4 million, including transaction costs.
A quarterly cash dividend of $0.49 per common share, for total dividends and dividend equivalents of $3.4 million was paid in Q4 of fiscal 2024, compared with a quarterly cash dividend of $0.42 per common share, for total dividends and dividend equivalents of $3.0 million paid in Q4 of fiscal 2023. During the full year fiscal 2024, $12.3 million of dividends and dividend equivalents were paid, compared with $10.8 million paid during the full year fiscal 2023.
GAAP Condensed Consolidated Statement of Cash Flows
CRA has derived the condensed consolidated statement of cash flow data for the fourth quarters and the years ended December 28, 2024 and December 30, 2023 from its audited financial statements appearing on Form 10-K for the fiscal year ended December 28, 2024, filed with the Securities and Exchange Commission on February 20, 2025. The condensed consolidated statement of cash flow data for the first, second and third quarters of fiscal years 2024 and 2023 have been derived from CRA’s unaudited financial statements appearing on Form 10-Q for each of the respective fiscal quarters, as well as the consolidated statements of cash flows appearing on Form 10-K for the fiscal years ended December 28, 2024 and December 30, 2023, and have been prepared on the same basis as CRA’s audited financial statements.

GAAP Condensed Consolidated Statement of Cash Flows	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2024	2024	2024	2024	2024
Net cash provided by (used in) operating activities	$49,735	$79,424	$31,584	$1,807	$(63,080)
Net cash used in investing activities	(18,123)	(10,591)	(2,986)	(3,816)	(730)
Net cash provided by (used in) financing activities	(48,857)	(64,629)	(29,927)	(10,353)	56,052
Effect of foreign exchange rates on cash and cash equivalents	(1,630)	(1,974)	1,161	(111)	(706)
Net increase (decrease) in cash and cash equivalents	$(18,875)	$2,230	$(168)	$(12,473)	$(8,464)
Cash and cash equivalents at beginning of period	45,586	24,481	24,649	37,122	45,586
Cash and cash equivalents at end of period	$26,711	$26,711	$24,481	$24,649	$37,122

GAAP Condensed Consolidated Statement of Cash Flows	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2023	2023	2023	2023	2023
Net cash provided by (used in) operating activities	$60,072	$60,099	$64,952	$5,072	$(70,051)
Net cash used in investing activities	(2,943)	(358)	(733)	(720)	(1,132)
Net cash provided by (used in) financing activities	(44,482)	(43,092)	(50,574)	(25,664)	74,848
Effect of foreign exchange rates on cash and cash equivalents	1,492	1,333	(312)	64	407
Net increase (decrease) in cash and cash equivalents	$14,139	$17,982	$13,333	$(21,248)	$4,072
Cash and cash equivalents at beginning of period	31,447	27,604	14,271	35,519	31,447
Cash and cash equivalents at end of period	$45,586	$45,586	$27,604	$14,271	$35,519

Non-GAAP Adjusted Net Cash Flows from Operations
Below are the quarterly and last twelve-month reconciliations of GAAP net cash provided by (used in) operating activities for each of the periods presented to non-GAAP adjusted net cash flows from operations. The reconciling items are forgivable loan advances and repayments for each period, which are reported as a component of GAAP net cash provided by (used in) operating activities, along with other non-recurring cash items.

Non-GAAP Adjusted Net Cash Flows from Operations	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2024	2024	2024	2024	2024
GAAP net cash provided by (used in) operating activities	$49,735	$79,424	$31,584	$1,807	$(63,080)
Forgivable loan advances	45,494	7,106	14,258	18,880	5,250
Forgivable loan repayments	(2,761)	(2,473)	—	(288)	—
Non-GAAP adjusted net cash flows from operations	$92,468	$84,057	$45,842	$20,399	$(57,830)

Net revenue	$687,414	$176,435	$167,748	$171,442	$171,789

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	7.2%	45.0%	18.8%	1.1%	(36.7)%
Non-GAAP adjusted net cash flows from operations as a percentage of net revenue	13.5%	47.6%	27.3%	11.9%	(33.7)%

Non-GAAP Adjusted Net Cash Flows from Operations	FY	Q4	Q3	Q2	Q1
($ in 000’s)	2023	2023	2023	2023	2023
GAAP net cash provided by (used in) operating activities	$60,072	$60,099	$64,952	$5,072	$(70,051)
Forgivable loan advances	23,342	2,000	3,750	750	16,842
Forgivable loan repayments	(1,816)	(1,200)	—	—	(616)
Other non-recurring cash items (1)	22	—	—	—	22
Non-GAAP adjusted net cash flows from operations	$81,620	$60,899	$68,702	$5,822	$(53,803)

Net revenue	$623,976	$161,613	$147,553	$161,965	$152,845

GAAP net cash provided by (used in) operating activities as a percentage of net revenue	9.6%	37.2%	44.0%	3.1%	(45.8)%
Non-GAAP adjusted net cash flows from operations as a percentage of net revenue	13.1%	37.7%	46.6%	3.6%	(35.2)%
(1) Other non-recurring cash items includes acquisition-related costs in Q1 of fiscal 2023.

NON-GAAP FINANCIAL MEASURES
In these remarks, CRA has supplemented the presentation of its financial results calculated in accordance with U.S. generally accepted accounting principles or “GAAP” with the following financial measures that were not calculated in accordance with GAAP: non-GAAP net income, non-GAAP net income per diluted share, non-GAAP EBITDA, non-GAAP income from operations (and non-GAAP operating margin), non-GAAP provision for income taxes (and non-GAAP effective tax rate), SG&A expenses excluding commissions and non-GAAP adjusted net cash flows from operations. CRA believes that these non-GAAP financial measures are important to management and investors because these measures supplement the understanding of CRA’s ongoing operating results, financial condition and cash flows. Non-GAAP adjusted net cash flows from operations is used by management to assess CRA’s ability to fund items such as the acquisition of talent, office expansions, debt repayment and distributions to shareholders. In addition, non-GAAP net income and non-GAAP EBITDA are used by CRA in its budgeting process, and the non-GAAP adjustments described below are made to the performance measures for some of CRA’s performance-based compensation.
As used herein, CRA defines non-GAAP EBITDA as net income before interest expense (net), provision for income taxes, and depreciation and amortization further adjusted for the impact of certain items that we do not consider indicative of its core operating performance, such as non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. Non-GAAP net income, non-GAAP income from operations and non-GAAP provision for income taxes also exclude non-cash amounts relating to valuation changes in contingent consideration, acquisition-related costs, foreign currency (gains) losses, net, restructuring costs and related tax effects. The adjustments made to non-GAAP adjusted net cash flows from operations add back forgivable loan issuances, net of repayments, along with other non-recurring cash items. These remarks also present certain current fiscal period financial measures on a “constant currency” basis in order to isolate the effect that foreign currency exchange rate fluctuations can have on CRA’s financial results. These constant currency measures are determined by recalculating the current fiscal period local currency financial measure using the specified corresponding prior fiscal period’s foreign exchange rates.

All of the non-GAAP financial measures referred to above should be considered in conjunction with, and not as a substitute for, the GAAP financial information presented in these remarks. EBITDA and the financial measures identified in these remarks as “non-GAAP” are reconciled to their GAAP comparable measures either in these remarks or in the attached financial tables. In evaluating these non-GAAP financial measures, note that the non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
DECEMBER 28, 2024 COMPARED TO DECEMBER 30, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Revenues	$176,435	100.0%	$161,613	100.0%	$687,414	100.0%	$623,976	100.0%
Cost of services (exclusive of depreciation and amortization)	120,541	68.3%	112,688	69.7%	479,936	69.8%	439,751	70.5%
Selling, general and administrative expenses	31,266	17.7%	28,979	17.9%	125,050	18.2%	115,116	18.4%
Depreciation and amortization	3,174	1.8%	2,801	1.7%	11,677	1.7%	11,564	1.9%
Income from operations	21,454	12.2%	17,145	10.6%	70,751	10.3%	57,545	9.2%

Interest expense, net	(1,013)	-0.6%	(600)	-0.4%	(4,417)	-0.6%	(3,812)	-0.6%
Foreign currency gains (losses), net	1,145	0.6%	(987)	-0.6%	(92)	—%	(1,445)	-0.2%
Income before provision for income taxes	21,586	12.2%	15,558	9.6%	66,242	9.6%	52,288	8.4%
Provision for income taxes	6,599	3.7%	4,099	2.5%	19,589	2.8%	13,807	2.2%
Net income	$14,987	8.5%	$11,459	7.1%	$46,653	6.8%	$38,481	6.2%

Net income per share:
Basic	$2.21		$1.65		$6.82		$5.48
Diluted	$2.18		$1.62		$6.74		$5.39

Weighted average number of shares outstanding:
Basic	6,763		6,954		6,821		7,008
Diluted	6,866		7,057		6,908		7,118

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
DECEMBER 28, 2024 COMPARED TO DECEMBER 30, 2023
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Revenues	$176,435	100.0%	$161,613	100.0%	$687,414	100.0%	$623,976	100.0%

Net income	$14,987	8.5%	$11,459	7.1%	$46,653	6.8%	$38,481	6.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	(190)	-0.1%	(918)	-0.6%	(190)	—%	(866)	-0.1%
Restructuring (1)	—	—%	—	—%	8,176	1.2%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency (gains) losses, net	(1,145)	-0.6%	987	0.6%	92	—%	1,445	0.2%
Tax effect on adjustments	340	0.2%	13	—%	(2,126)	-0.3%	(125)	—%
Non-GAAP net income	$13,992	7.9%	$11,541	7.1%	$52,605	7.7%	$38,957	6.2%

Non-GAAP net income per share:
Basic	$2.06		$1.66		$7.69		$5.54
Diluted	$2.03		$1.63		$7.60		$5.46

Weighted average number of shares outstanding:
Basic	6,763		6,954		6,821		7,008
Diluted	6,866		7,057		6,908		7,118

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE FISCAL QUARTERS AND FISCAL YEAR-TO-DATE PERIODS ENDED
DECEMBER 28, 2024 COMPARED TO DECEMBER 30, 2023
(IN THOUSANDS)

	Fiscal Quarter Ended				Fiscal Year-to-Date Period Ended
	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue	December 28, 2024	As a % of Revenue	December 30, 2023	As a % of Revenue
Revenues	$176,435	100.0%	$161,613	100.0%	$687,414	100.0%	$623,976	100.0%

Net income	$14,987	8.5%	$11,459	7.1%	$46,653	6.8%	$38,481	6.2%
Adjustments needed to reconcile GAAP net income to non-GAAP net income:
Non-cash valuation change in contingent consideration	(190)	-0.1%	(918)	-0.6%	(190)	—%	(866)	-0.1%
Restructuring (1)	—	—%	—	—%	8,176	1.2%	—	—%
Acquisition-related costs	—	—%	—	—%	—	—%	22	—%
Foreign currency (gains) losses, net	(1,145)	-0.6%	987	0.6%	92	—%	1,445	0.2%
Tax effect on adjustments	340	0.2%	13	—%	(2,126)	-0.3%	(125)	—%
Non-GAAP net income	$13,992	7.9%	$11,541	7.1%	$52,605	7.7%	$38,957	6.2%
Adjustments needed to reconcile non-GAAP net income to non-GAAP EBITDA:
Interest expense, net	1,013	0.6%	600	0.4%	4,417	0.6%	3,812	0.6%
Provision for income taxes	6,259	3.5%	4,086	2.5%	21,715	3.2%	13,932	2.2%
Depreciation and amortization	3,174	1.8%	2,801	1.7%	11,677	1.7%	11,564	1.9%
Non-GAAP EBITDA	$24,438	13.9%	$19,028	11.8%	$90,414	13.2%	$68,265	10.9%

(1) Includes cash severance of $2.5M and non-cash charges of $5.7M associated with portfolio optimization actions.

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	December 28, 2024	December 30, 2023
Assets
Cash and cash equivalents	$26,711	$45,586
Accounts receivable and unbilled services, net	219,548	199,556
Other current assets	23,104	20,334
Total current assets	269,363	265,476

Property and equipment, net	45,205	38,176
Goodwill and intangible assets, net	100,953	101,185
Right-of-use assets	81,157	86,887
Other assets	74,761	61,487
Total assets	$571,439	$553,211

Liabilities and Shareholders’ Equity
Accounts payable	$28,155	$28,701
Accrued expenses	181,413	171,040
Current portion of lease liabilities	18,696	16,475
Other current liabilities	23,045	19,871
Total current liabilities	251,309	236,087
Non-current portion of lease liabilities	84,541	92,280
Other non-current liabilities	23,516	12,743
Total liabilities	359,366	341,110

Total shareholders’ equity	212,073	212,101
Total liabilities and shareholders’ equity	$571,439	$553,211

CRA INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Year Ended
	December 28, 2024	December 30, 2023
Operating activities:
Net income	$46,653	$38,481
Adjustments to reconcile net income to net cash provided by operating activities, net of effect of acquired businesses:
Non-cash items, net	29,316	26,197
Accounts receivable and unbilled services	(22,197)	(2,860)
Working capital items, net	(4,037)	(1,746)
Net cash provided by operating activities	49,735	60,072

Investing activities:
Purchases of property and equipment	(16,623)	(2,366)
Consideration paid for acquisitions, net	(1,500)	(577)
Net cash used in investing activities	(18,123)	(2,943)

Financing activities:
Issuance of common stock, principally stock options exercises	—	805
Borrowings under revolving line of credit	102,000	105,000
Repayments under revolving line of credit	(102,000)	(105,000)
Tax withholding payments reimbursed by shares	(3,209)	(3,063)
Cash dividends paid	(12,300)	(10,807)
Repurchase of common stock	(33,348)	(31,417)
Net cash used in financing activities	(48,857)	(44,482)

Effect of foreign exchange rates on cash and cash equivalents	(1,630)	1,492

Net increase (decrease) in cash and cash equivalents	(18,875)	14,139
Cash and cash equivalents at beginning of period	45,586	31,447
Cash and cash equivalents at end of period	$26,711	$45,586

Noncash investing and financing activities:
Increase (decrease) in accounts payable and accrued expenses for property and equipment	$598	$(91)
Excise tax on share repurchases	$(270)	$(247)
Asset retirement obligations	$191	$—
Right-of-use assets obtained in exchange for lease obligations	$10,084	$3,198
Supplemental cash flow information:
Cash paid for taxes	$21,444	$14,011
Cash paid for interest	$4,145	$3,539
Cash paid for amounts included in operating lease liabilities	$20,963	$22,272